UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 19, 2011

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On September 19, 2011, Forest Oil Corporation (“Forest”) issued a press release announcing the final distribution ratio for the special stock dividend to its shareholders of 70,000,000 shares of common stock of Lone Pine Resources Inc. (“Lone Pine”) owned by Forest, representing approximately 82% of the outstanding shares of Lone Pine common stock.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.                                          Other Events.

On September 19, 2011, Forest issued a press release announcing the final distribution ratio for the special stock dividend to its shareholders of 70,000,000 shares of common stock of Lone Pine owned by Forest, representing approximately 82% of the outstanding shares of Lone Pine common stock.  The distribution by Forest of the special stock dividend will be made on September 30, 2011 to Forest shareholders of record as of the close of business on September 16, 2011 (the “Record Date”).

The distribution will take place in the form of a pro rata common stock dividend to each Forest shareholder of record on the Record Date.  As of the Record Date, Forest had 114,288,493 shares outstanding; accordingly, Forest shareholders will receive 0.61248511 of a share of Lone Pine common stock for every share of Forest common stock held as of the Record Date.  The final distribution ratio was calculated by dividing the number of shares of Lone Pine common stock to be distributed by the number of shares of Forest common stock currently outstanding.  In lieu of fractional shares, Forest shareholders will receive a cash distribution.

In connection with the distribution, Forest plans to send an information statement to its shareholders of record on the Record Date on or about September 20, 2011.  The Information Statement contains a description of the terms of the spin-off, including the procedures by which the Lone Pine common stock will be distributed.  The Information Statement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press release of Forest Oil Corporation dated September 19, 2011.
99.2	Information Statement dated September 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	September 20, 2011	By:	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Forest Oil Corporation dated September 19, 2011.
99.2	Information Statement dated September 20, 2011.